Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
9/19/2007	3133XF5T9	9/21/2007	9/9/2011	3/9/2008	Non-Callable		Fixed Constant		5	$15,000,000

9/19/2007	3133XLWM1	9/21/2007	9/12/2014	3/12/2008	Non-Callable		Fixed Constant		5.25	$15,000,000

9/19/2007	3133XLX73	9/21/2007	9/14/2012	3/14/2008	Non-Callable		Fixed Constant		5	$30,000,000

9/19/2007	3133XMCL3	9/21/2007	9/8/2017	3/8/2008	Non-Callable		Fixed Constant		4.875	$10,000,000

9/19/2007	3133XMF48	10/17/2007	10/17/2017	4/17/2008	Optional Principal	American	Fixed Constant	10/17/2008	5.75	$10,000,000
					Redemption

9/19/2007	3133XMF48	10/17/2007	10/17/2017	4/17/2008	Optional Principal	American	Fixed Constant	10/17/2008	5.75	$10,000,000
					Redemption

9/19/2007	3133XMF63	10/15/2007	10/15/2010	4/15/2008	Optional Principal	American	Fixed Constant	10/15/2008	4.84	$20,000,000
					Redemption

9/19/2007	3133XMF89	10/17/2007	10/17/2011	4/17/2008	Optional Principal	American	Fixed Constant	10/17/2008	5	$20,000,000
					Redemption

9/19/2007	3133XMF97	10/15/2007	10/15/2012	4/15/2008	Optional Principal	American	Fixed Constant	4/15/2008	5.25	$20,000,000
					Redemption

9/19/2007	3133XMFA4	10/15/2007	10/15/2014	4/15/2008	Optional Principal	American	Fixed Constant	4/15/2008	5.55	$10,000,000
					Redemption

9/19/2007	3133XMFG1	10/1/2007	4/30/2009	10/30/2007	Optional Principal	Bermudan	Fixed Constant	10/30/2007	5.05	$250,000,000
					Redemption

9/20/2007	3133XF5T9	9/24/2007	9/9/2011	3/9/2008	Non-Callable		Fixed Constant		5	$15,000,000

9/20/2007	3133XLWM1	9/24/2007	9/12/2014	3/12/2008	Non-Callable		Fixed Constant		5.25	$30,000,000

9/20/2007	3133XLX73	9/24/2007	9/14/2012	3/14/2008	Non-Callable		Fixed Constant		5	$30,000,000

9/20/2007	3133XMES6	9/21/2007	10/22/2010	10/22/2007	Non-Callable		Fixed Constant		4.375	$25,000,000

9/20/2007	3133XMFN6	10/15/2007	10/15/2009	4/15/2008	Optional Principal	American	Fixed Constant	10/15/2008	4.65	$10,000,000
					Redemption

9/20/2007	3133XMFP1	10/19/2007	10/19/2011	4/19/2008	Optional Principal	American	Fixed Constant	10/19/2009	4.875	$20,000,000
					Redemption

9/20/2007	3133XMFQ9	10/11/2007	10/11/2013	4/11/2008	Optional Principal	American	Fixed Constant	4/11/2008	5.45	$15,000,000
					Redemption

9/20/2007	3133XMFR7	10/15/2007	10/15/2014	4/15/2008	Optional Principal	American	Fixed Constant	10/15/2008	5.5	$15,000,000
					Redemption

9/20/2007	3133XMFS5	10/15/2007	10/15/2019	4/15/2008	Optional Principal	American	Fixed Constant	10/15/2008	6	$15,000,000
					Redemption

9/21/2007	3133XF5T9	9/25/2007	9/9/2011	3/9/2008	Non-Callable		Fixed Constant		5	$20,000,000

9/21/2007	3133XGJ96	9/25/2007	9/13/2013	3/13/2008	Non-Callable		Fixed Constant		5.25	$15,000,000

9/21/2007	3133XKWY7	9/25/2007	6/10/2022	12/10/2007	Non-Callable		Fixed Constant		5.25	$10,000,000

9/21/2007	3133XLWM1	9/25/2007	9/12/2014	3/12/2008	Non-Callable		Fixed Constant		5.25	$25,000,000

9/21/2007	3133XLX73	9/25/2007	9/14/2012	3/14/2008	Non-Callable		Fixed Constant		5	$40,000,000

9/21/2007	3133XMCL3	9/25/2007	9/8/2017	3/8/2008	Non-Callable		Fixed Constant		4.875	$10,000,000

9/21/2007	3133XMG96	10/16/2007	10/16/2009	4/16/2008	Optional Principal	American	Fixed Constant	4/16/2008	4.875	$40,000,000
					Redemption

9/21/2007	3133XMG96	10/16/2007	10/16/2009	4/16/2008	Optional Principal	American	Fixed Constant	4/16/2008	4.875	$60,000,000
					Redemption

9/21/2007	3133XMGA3	10/16/2007	4/16/2012	4/16/2008	Optional Principal	American	Fixed Constant	4/16/2008	5.375	$15,000,000
					Redemption

9/21/2007	3133XMGB1	10/16/2007	10/16/2015	4/16/2008	Optional Principal	American	Fixed Constant	10/16/2008	5.75	$15,000,000
					Redemption

9/21/2007	3133XMGD7	10/18/2007	4/18/2011	4/18/2008	Optional Principal	American	Fixed Constant	4/18/2008	5.15	$15,000,000
					Redemption

9/21/2007	3133XMGE5	10/16/2007	10/16/2012	4/16/2008	Optional Principal	American	Fixed Constant	10/16/2009	5.15	$20,000,000
					Redemption

9/21/2007	3133XMGF2	10/19/2007	10/19/2017	4/19/2008	Optional Principal	American	Fixed Constant	10/19/2009	5.75	$10,000,000
					Redemption

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.

Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.

Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.

Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.